UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2008

Compliance Systems Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-131862	20-4292198
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

90 Pratt Oval, Glen Cove, New York	11542
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 674-4545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01 Other Events.

Effective as of June 30, 2008, we, Compliance Systems Corporation, a Nevada corporation, appointed a new transfer agent and registrar for our common stock. The new transfer agent is Island Stock Transfer. The mailing address of Island Stock Transfer is 100 Second Avenue South - Suite 705S, St. Petersburg, Florida 33710; and its telephone number is 727-289-0010. Island Stock Transfer’s Financial Industry Number Standard (FINS) number is 278408.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Compliance Systems Corporation

Dated: July 24, 2008	By:	/s/ Dean R. Garfinkel
Dean R. Garfinkel, President

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